UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2025

QUOIN PHARMACEUTICALS LTD.
(Translation of registrant’s name into English)

State of Israel	001-37846	92-2593104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42127 Pleasant Forest Court Ashburn, VA	20148-7349
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 980-4182

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one (1) Ordinary Share, no par value per share	QNRX	The Nasdaq Stock Market LLC
Ordinary Shares, no par value per share*		N/A
*	Not for trading, but only in connection with the registration of the American Depositary Shares pursuant to requirements of the Securities and Exchange Commission.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Quoin Pharmaceuticals Ltd. (the “Company” or “Quoin”), a clinical stage, specialty pharmaceutical company focused on rare and orphan diseases, today announced additional positive interim clinical data from one of its ongoing Netherton Syndrome clinical studies.

In December 2024, Quoin announced positive data from the first subject dosed twice-daily in Quoin’s ongoing open-label study after 6-weeks of dosing with QRX003, marking the midpoint of testing. The Company today shared clinical data for that subject upon completion of testing. The following table illustrates the clear improvements observed for this subject from baseline through 12 weeks of twice-daily dosing with QRX003 across all measured clinical endpoints.

Table 1: First Patient Data from Open Label Study Part B- Dosed Twice Daily with QRX003

End Point	Baseline	6 weeks	12 weeks
M-IASI*	18	4	3
WINRS**	7	4	2
IGA***	Moderate	Mild	Almost Clear

*M-IASI: Modified Ichthyosis Area of Severity Index, a score used to assess the severity and extent of skin symptoms associated with ichthyosis. Lower scores indicate improvement.
**WINRS: Worst Itch Numeric Rating Scale, which measures the severity of itch on an 11-point scale (0 = no itch, 10 = worst imaginable itch).
***IGA: Investigator’s Global Assessment, which uses descriptive categories (e.g., clear, mild, moderate, severe) to evaluate the overall severity of Netherton Syndrome symptoms.

In addition, the patient satisfaction scores across multiple assessed metrics which were highly positive after 6 weeks of testing demonstrated even further improvement after 12 weeks. No safety concerns were reported for the subject throughout the study.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 6, 2025	QUOIN PHARMACEUTICALS LTD.

	By:	/s/ Michael Myers
	Name:	Dr. Michael Myers
	Title:	Chief Executive Officer